Federated Capital Appreciation Fund

Class A Shares
Class B Shares
Class C Shares

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A Portfolio of Federated Equity Funds
Supplement to Prospectus dated December 31, 2001

On page 16, under the section entitled "Dividends and Capital Gains" replace the first sentence with the following:

"The Fund declares and pays any dividends annually to shareholders."

On page 17, under the section entitled "Who Manages the Fund" delete Bernard J. Picchi as a Portfolio Manager of the Fund.

                                                                   June 26, 2002

Cusip 314172701
Cusip 314172800
Cusip 314172883

27473 (6/02)